UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 20, 1999
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                                 BACOU USA, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                    0-28040                         05-0470688
                    -------------------------------------------
          (Commission file number)        (IRS Employer Identification Number)


                   10 Thurber Boulevard, Smithfield, RI 02917
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333
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Item 7.  Financial Statements and Exhibits

           Exhibit                           Exhibit Title
           -------                           -------------

           Exhibit 99                        Press Release dated April 20, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BACOU USA, INC.
                                          Registrant

                                          By:  /s/ Philip B. Barr
                                               -----------------------
                                                Philip B. Barr
                                                Executive Vice President, Chief
                                                 Operating  Officer, Chief
                                                 Financial Officer and Secretary

Dated:  April 23, 1999